UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

Interpace Diagnostics Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On January 25, 2019, Interpace Diagnostics Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) with respect to the issuance and sale of an aggregate of 9,333,334 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), in an underwritten public offering. Pursuant to the Underwriting Agreement, the Company also granted Wainwright an option, exercisable for 30 days, to purchase an additional 1,400,000 shares (the “Option Shares,” and together with the Firm Shares, the “Shares”) of Common Stock. The Firm Shares are being offered, and if Wainwright exercises its option to purchase additional shares, the Option Shares will be offered, to the public at a price of $0.75 per Share. Wainwright has agreed to purchase the Firm Shares and the Option Shares, if any, from the Company pursuant to the Underwriting Agreement at a price of $0.6975 per share.

Pursuant to the Underwriting Agreement, the Company agreed to underwriting discounts and commissions equal to 7% and a management fee  payable to Wainwright equal to 1% of the gross proceeds of the offering. The Company has also agreed to reimburse Wainwright $50,000 for non-accountable expenses, $10,000 for the clearing expenses in connection with this offering and up to $100,000 for other actual expenses of Wainwright as the underwriter, including its legal fees.

In addition, the Company has agreed to issue to Wainwright, or as designated by Wainwright, warrants (the “Underwriter Warrants”) to purchase up to 654,334 shares of Common Stock, or up to 751,334 shares of Common Stock if the underwriter exercises its option to purchase Option Shares in full (representing 7% of the aggregate number of Firm Shares or Shares, as applicable), at an exercise price of $0.9375 per share (representing 125% of the public offering price). The Underwriter Warrants will be exercisable immediately and expire three years from the date of issuance. The number of shares issuable upon exercise of the Underwriter Warrants and the exercise price of the Underwriter Warrants are adjustable in the event of stock splits, stock dividends, combinations of shares and similar recapitalization transactions. The issuance of the Underwriter Warrants and the shares of Common Stock issuable upon exercise of the Underwriter Warrants (collectively, the “Underwriter Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Underwriter Warrants will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and Wainwright, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and agreements made by the parties in the Underwriting Agreement were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties, and should not be deemed to be a representation, warranty or agreement to or in favor of any other party. In addition, the assertions embodied in any representations, warranties and agreements contained in the Underwriting Agreement may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or agreements were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and agreements should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Under the Underwriting Agreement, subject to certain exceptions, the Company agreed not to offer, sell or otherwise dispose of any of its Common Stock, or any options or warrants or other rights to acquire Common Stock or any securities exchangeable or exercisable for or convertible into Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Stock or publicly announce the intention to do any of the foregoing, for 30 days following January 25, 2019.

The Company expects to receive aggregate net proceeds, after deducting underwriter discounts and commissions and other estimated expenses related to the offering, in the amount of approximately $6.1 million, or approximately $7.0 million if Wainwright exercises in full its option to purchase the Option Shares. The Company intends to use the net proceeds from the offering for working capital, capital expenditures, business development and research and development expenditures, and acquisition of new technologies and businesses.

The closing of the offering is expected to take place on January 29, 2019, subject to customary closing conditions.

The Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-227728) initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 5, 2018 and declared effective on October 19, 2018. A prospectus supplement relating to the offering was filed with the Commission on January 28, 2019.

The foregoing description of the Underwriting Agreement and the Underwriter Warrants are qualified in their entirety by reference to the full text of the Underwriting Agreement and the form of Underwriter Warrant, which are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference in their entirety.

A copy of the legal opinion and consent of Pepper Hamilton LLP relating to the legality of the issuance and sale of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

The information regarding the issuance of the Underwriter Securities set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events

The Company’s press releases, dated January 24, 2019 and January 25, 2019, announcing the offering and pricing of the offering, respectively, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018, the prospectus supplement relating to the offering that was filed with the Commission on January 28, 2019 and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 25, 2019, by and between Interpace Diagnostics Group, Inc. and H.C. Wainwright & Co., LLC

4.1	Form of Underwriter Common Stock Purchase Warrant

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)

99.1	Press Release dated January 24, 2019

99.2	Press Release dated January 25, 2019

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Diagnostics Group, Inc.

Date: January 29, 2019	By:	/s/ Jack E. Stover
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of January 25, 2019, by and between Interpace Diagnostics Group, Inc. and H.C. Wainwright & Co., LLC

4.1	Form of Underwriter Common Stock Purchase Warrant

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)

99.1	Press Release dated January 24, 2019

99.2	Press Release dated January 25, 2019